UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2008
Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)
30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02.   Results of Operations and Financial Condition.
Item 9.01.   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02.	Results of Operations and Financial Condition.
As a part of the company’s announcement on August 7, 2008 of its intent to sell its Welcome Wagon business and its decision to reclassify its results as a discontinued operation in its financial statements, the company has attached tables to reflect the reclassified amounts in its Condensed Consolidated Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, Restated for Discontinued Operations, its Consolidated Statements of Cash Flows for the three months ended March 31, 2007, the six months ended June 30, 2007, the nine months ended September 30, 2007 and the year ended December 31, 2007, Restated for Discontinued Operations, and its Reconciliation of Non-GAAP Financial Measure Operating Income (Loss) from Continuing Operations Excluding Depreciation, Amortization, Stock-based Compensation and Charges, Impairment of Long-Lived Assets and Litigation Settlement (Adjusted EBITDA) for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Condensed Consolidated Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, Restated for Discontinued Operations, Consolidated Statements of Cash Flows for the three months ended March 31, 2007, the six months ended June 30, 2007, the nine months ended September 30, 2007 and the year ended December 31, 2007, Restated for Discontinued Operations, and Reconciliation of Non-GAAP Financial Measure Operating Income (Loss) from Continuing Operations Excluding Depreciation, Amortization, Stock-based Compensation and Charges, Impairment of Long-Lived Assets and Litigation Settlement (Adjusted EBITDA) for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.
Date: August 15, 2008	By:	/s/ Lewis R. Belote, III
Lewis R. Belote, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Condensed Consolidated Statements of Operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007, Restated for Discontinued Operations, Consolidated Statements of Cash Flows for the three months ended March 31, 2007, the six months ended June 30, 2007, the nine months ended September 30, 2007 and the year ended December 31, 2007, Restated for Discontinued Operations, and Reconciliation of Non-GAAP Financial Measure Operating Income (Loss) from Continuing Operations Excluding Depreciation, Amortization, Stock-based Compensation and Charges, Impairment of Long-Lived Assets and Litigation Settlement (Adjusted EBITDA) for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 and for the year ended December 31, 2007.